 UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-23856

SKK Access Income Fund

(Exact name of registrant as specified in charter)

53 State Street, 23rd Floor

Boston, MA 02109

(Address of Principal Executive Offices)

Richard Blair

Shepherd Kaplan Krochuk, LLC

c/o SKK Access Income Fund

53 State Street, 23rd Floor

Boston, MA 02109

(Name and address of agent for service)

With Copies To:

John F. Ramirez

Practus, LLP

11300 Tomahawk Creek Pkwy, Suite 310

Leawood, KS 66211

Registrant's telephone number, including area code: (484) 278-4017

Date of fiscal year end: 6/30/2024

Date of reporting period: 12/31/2023

Item 1. Reports to Stockholders.

SKK Access Income Fund

Semi-Annual Report

 December 31, 2023

SKK Access Income Fund

Letter to Shareholders

December 31, 2023 (Unaudited)

Dear Shareholder,

Shepherd Kaplan Krochuk, LLC (“SKK”) is pleased to provide the unaudited semiannual financial statements for the SKK Access Income Fund (the “Fund”, “SAIF”) for the six months ended December 31, 2023.

Over the six-month period between July 1, 2023 and December 31, 2023, SAIF delivered a net total annualized return of +6.53%. This return is in-line with liquid fixed income benchmarks such as the Bloomberg US Aggregate Index, which returned +6.68% annualized over the same period. Since inception, SAIF has delivered a net annualized total return of +4.36.1 The Fund was also able to deliver outperformance with significantly lower volatility as compared to the Fund’s benchmark, the Bloomberg US Aggregate Index, over the same period. We are pleased with the Fund’s ability to deliver positive risk-adjusted returns amid the current period of economic uncertainty, stubbornly high inflation, tight monetary policy, and ongoing geopolitical risk environment.

Our performance has benefited, in particular, through our allocations to lending strategies across specialty finance sectors, including consumer and small business, asset-backed lending, trade finance, bridge lending, and niche government receivables financing. The Fund’s allocation to specialty finance investments related to U.S. charter schools detracted from performance during the period.

Assets under management ended the period at approximately $78.4mm. As we continue to build upon our success, we expect to onboard new investors and grow our asset base with new partners over time.

We believe our primary focus on short duration, high-quality, self-liquidating credit and credit-related strategies will result in long-term positive uncorrelated returns throughout the market cycle. As banks and traditional lenders have retrenched from capital markets, we continue to see compelling opportunities both in terms of credit quality and higher expected returns. While the macro environment presents uncertainty as we head into the following year, we believe we are well-insulated from the swings present in traditional markets.

We are thankful for your continued support and confidence in our investment program.

Sincerely,

Richard Blair, Portfolio Manager

David Shepherd, Portfolio Manager

[1]	Performance is representative of SAIF, a registered investment company under the ’40 Act as of March 14, 2023, as well as the limited partnership predecessor vehicle. For periods where the performance of the LP is shown, the management fee and estimated fund expenses of the registered investment company have been retroactively applied. Investor level performance may vary from what is shown as a result of the period in which an investor entered the Fund, the management fee paid by an individual investor, or both.

SKK Access Income Fund

Fund Performance (Unaudited)

 For the six months ended December 31, 2023

The Fund's investment objective is to seek to provide current income and, secondarily, long-term capital appreciation.

The Fund's performance* for the six months ended December 31, 2023, compared to its benchmark:

	6 Months	Since Inception
SKK Access Income Fund	3.29%	3.50%
Bloomberg US Agg Total Return Value Unhedged Index**	3.37%	3.88%
*	The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares.

**	The Bloomberg U.S. Aggregate Index is a broad-based flagship benchmark that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, MBS (agency fixed-rate pass-throughs), ABS and CMBS (agency and non-agency). The index cannot be invested in directly and does not reflect fees and expenses.

SKK Access Income Fund
SCHEDULE OF INVESTMENTS (Unaudited)
December 31, 2023

Principal Amount ($)		Coupon Rate (%)	Value
	PRIVATE FINANCING - 9.7%
	STRUCTURED NOTE - 9.7%
7,514,276	Oceana Australian Fixed Income Trust, Class B Notes (b)	10.000	$7,634,092

	TOTAL PRIVATE FINANCING - (Cost $7,514,276)		7,634,092

Units
	PRIVATE FUNDS - 91.7%
	SPECIALTY FINANCE - 91.7%
4,131,572	AIG First Principles Alternative Income Fund, LLC, Series 2020-1 (b)		$3,940,953
5,216,909	BasePoint Income Solutions Evergreen Fund, L.P. (b)		5,366,901
1,894,972	Brevet Direct Lending - Short Duration Fund, L.P. (b)		2,002,455
2,143,389	Brevet Direct Lending - Short Duration Fund, L.P. (K.1 Class) (b)		1,903,901
2,061,021	Brevet Direct Lending - Short Duration Fund, L.P. (D.2 Class) (b)		2,347,703
3,000,000	Brevet Direct Lending - Short Duration Fund , L.P. Employee Retention Tax Credits (b)		3,238,550
2,573,014	Brevet Direct Lending - Intermediate Duration Fund, L.P. - Loan (b)		2,591,069
180,109	Brevet Direct Lending - Intermediate Duration Fund, L.P. - $6.00 Warrants (a) (b)		197,240
43,010	Brevet Direct Lending - Intermediate Duration Fund, L.P. - $7.25 Warrants (a) (b)		46,002
25,199	Brevet Direct Lending - Intermediate Duration Fund, L.P. - $9.00 Warrants (a) (b)		25,471
20,803	Brevet Direct Lending - Intermediate Duration Fund, L.P. - $10.30 Warrants (a) (b)		20,803
8,385,888	CoVenture Credit Opportunities Partners Fund, L.P. (b)		8,413,209
10,203,954	Delgatto Diamond Finance Fund QP, L.P. (b)		10,781,835
2,100,983	Orthogon Partners Fund III, L.P. (b)		1,644,998
11,477,013	SKK-Highmore Trade and Specialty Finance Fund, L.P. (b)		12,216,363
3,000,000	Sound Point Discovery Fund, LLC (b)		3,109,044
13,000,000	Sundance Debt Partners, LLC (b)		13,000,000
1,048,247	YieldPoint Stable Value Fund, L.P. - Founders Series B Interests (b)		1,012,780

	TOTAL PRIVATE FUNDS - (Cost $70,485,281)		71,859,277

Shares
	SHORT TERM INVESTMENTS - 6.6%
	MONEY MARKET FUNDS - 6.6%
5,141,012	Federated Hermes Treasury Obligations Fund, Institutional Class (c)	5.220	$5,141,012

	TOTAL SHORT TERM INVESTMENTS - (Cost $5,141,012)		5,141,012

	TOTAL INVESTMENTS - 108.0% - (Cost $83,140,569)		84,634,381
	OTHER LIABILITIES IN EXCESS OF ASSETS - (8.0%)		(6,249,266)
	NET ASSETS - - 100.0%		$78,385,115

(a)	Non-income producing Security.
(b)

Security exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. The security may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31 2023, the total market value 144A securities is $79,493,369 or 101.4% of net assets.

(c)	Rate disclosed is the seven day effective yield as of December 31, 2023.

See accompanying notes to financial statements.

SKK Access Income Fund

SCHEDULE OF OPEN FUTURES CONTRACTS

December 31, 2023 (Unaudited)

	Number of Contracts	Expiration Date	Current Notional Amount	Unrealized Appreciation	Unrealized (Depreciation)

SALE CONTRACTS
Australian Dollar Futures - March 2024 (a)	(118)	3/20/2024	$8,059,990	$-	$(261,375)
TOTAL SALES CONTRACTS				-	(261,375)

TOTAL FUTURES CONTRACTS				$-	$(261,375)

NET UNREALIZED DEPRECIATION					$(261,375)

(a)

Chicago Mercantile Exchange (‘’CME’’) futures contracts settle on their respective maturity date. The unrealized appreciation on these contracts is a receivable for unsettled open futures contracts and the unrealized depreciation is a payable for unsettled open futures contracts on the Fund’s Statements of Assets and Liabilities.

See accompanying notes to financial statements.

SKK Access Income Fund
STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED)
December 31, 2023

ASSETS
Investments, at value (cost $83,140,569)	$84,634,381
Cash and Cash Equivalents	4,877
Deposit with brokers for derivative instruments	709,476
Income receivable	321,329
Receivable for investments sold	725,150
Prepaid expenses and other assets	13,942
TOTAL ASSETS	86,409,155

LIABILITIES
Distribution payable	2,268,027
Payable for fund shares redeemed	5,053,738
Unrealized depreciation of open futures contracts	261,375
Accrued investment advisory fees	258,750
Accrued fund administration, fund accounting, and transfer agency fees	163,554
Accrued audit fees	9,250
Accrued expenses and other liabilities	9,346
TOTAL LIABILITIES	8,024,040
NET ASSETS	$78,385,115

NET ASSETS CONSIST OF:
Paid-in capital — (unlimited shares authorized — $0.001 par value)	$80,292,184
Accumulated losses	(1,907,069)
NET ASSETS	$78,385,115

NET ASSET VALUE PER SHARE (8,022,644 Shares)	$9.77

See accompanying notes to financial statements.

SKK Access Income Fund
STATEMENT OF OPERATIONS (UNAUDITED)
For the Period Ended December 31, 2023

INVESTMENT INCOME
Income from investments	$2,424,064
Dividends	73,011
TOTAL INVESTMENT INCOME	2,497,075

EXPENSES
Investment advisory	258,883
Fund administration and accounting	163,600
Transfer agency	7,520
Legal	29,505
Audit	9,250
Custodian	6,344
Compliance officer	13,533
Organizational	15,900
Insurance	10,285
Trustees'	10,500
Other	45,746
TOTAL EXPENSES	571,066

NET INVESTMENT INCOME	1,926,009

REALIZED AND UNREALIZED GAIN / (LOSS) ON INVESTMENTS AND FUTURES
Net realized gain from:
Futures contracts	275,949
Net realized gain	275,949

Net change in unrealized appreciation/(depreciation) on:
Investments	950,100
Futures contracts	(411,316)
Net change in unrealized appreciation:	538,784

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FUTURES	814,733

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$2,740,742

See accompanying notes to financial statements.

SKK Access Income Fund
STATEMENT OF CHANGES IN NET ASSETS

	Period Ended 12/31/2023 (1)	Period Ended 6/30/2023 (2)
FROM OPERATIONS
Net investment income / (loss)	$1,926,009	$1,738,975
Net realized gain / (loss) from:
Investments	-	(34,594)
Futures contracts	275,949	(193,487)
Net change in unrealized appreciation / (depreciation) on:
Investments	950,100	543,712
Futures contracts	(411,316)	149,913
Net increase / (decrease) in net assets resulting from operations	2,740,742	2,204,519

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(4,792,330)	(1,738,975)
From return of capital	-	(321,025)
Net decrease in net assets from distributions to shareholders	(4,792,330)	(2,060,000)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold/conversion	15,820,518	87,443,147
Proceeds from shares reinvested	1,161,800	514,796
Payments for shares redeemed	(5,053,738)	(19,594,339)
Net increase in net assets from shares of beneficial interest	11,928,580	68,363,604

TOTAL INCREASE IN NET ASSETS	9,876,992	68,508,123

NET ASSETS
Beginning of period	68,508,123	-
End of period	$78,385,115	$68,508,123

SHARE ACTIVITY
Shares sold	1,583,731	8,744,314
Shares reinvested	116,220	51,173
Shares redeemed	(517,271)	(1,955,523)
Net increase in shares	1,182,680	6,839,964

SHARES OUTSTANDING
Beginning of period	6,839,964	-
End of period	8,022,644	6,839,964

(1)	Unaudited
(2)	The Fund commenced operations on March 14, 2023.
See accompanying notes to financial statements.

SKK Access Income Fund
FINANCIAL HIGHLIGHTS
Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period Presented.

	Period Ended 12/31/2023 (1)		Period Ended 06/30/2023 (2)
Net Asset Value, Beginning of Period	$10.02		$10.00

From investment operations
Net investment income / (loss)	0.26		0.20
Net realized and unrealized gain / (loss) on investment activity	0.07		0.06
Total from investment operations	0.33		0.26

Less distributions from:
Net investment income	(0.58)		(0.20)
Return of Capital	-		(0.04)
Total distributions	(0.58)		(0.24)

Net Asset Value, End of Period	$9.77		$10.02

Total Return	6.53%	(3)	8.70%	(3)

Ratio of net expenses to average net assets
Expenses, before waiver	1.43%	(3)	1.41%	(3)
Expenses, after waiver	1.43%	(3)	1.41%	(3)
Net investment income / (loss)	4.86%	(3)	6.61%	(3)

Supplemental Data
Net Asset Value, End of Period (000s)	$78,385		$68,508
Portfolio Turnover Rate	1.77%	(4)	5.69%	(4)

(1)	Unaudited
(2)	The Fund commenced operations on March 14, 2023.
(3)	Annualized.
(4)	Not annualized.

See accompanying notes to financial statements.

SKK Access Income Fund

Notes to the Financial Statements (Unaudited)

December 31, 2023

(1)	Organization

SKK Access Income Fund (the “Fund”) was organized as a Delaware limited partnership on October 20, 2020 and converted to a Delaware statutory trust on March 14, 2023. Shepherd Kaplan Krochuk, LLC (“SKK”) serves as the Fund’s investment adviser (the “Adviser”). The Fund's Declaration of Trust (each, a "Declaration of Trust") authorizes the issuance of an unlimited number of full and fractional shares of beneficial interest of the Fund ("Shares"), each of which represents an equal proportionate interest in the Fund with each other Share. Currently, the Fund offers one class of Shares. The Declaration of Trust provides that the Board may create additional classes of Shares. The primary investment objective of the Fund is to seek to provide current income and, secondarily, long-term capital appreciation. The investment objective of the Fund is non- fundamental and, therefore, may be changed without the approval of the shareholders of the Fund (together “Shareholders”).

(2)	Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of these financial statements. The Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 “Financial Services – Investment Companies”. The accompanying financial statements are presented in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and are stated in United States (“U.S.”) dollars. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in these financial statements. Actual results could differ from those estimates.

(a)	Portfolio Valuation

The Board of Trustees (the “Board”) of the Fund has adopted pricing and valuation procedures (the “Valuation Procedures”) to ensure investments are valued in a manner consistent with GAAP as required by the 1940 Act, and pursuant to Rule 2a-5 under the 1940 Act, the Board has designated the Adviser as the Fund's valuation designee (the "Valuation Designee") to perform the fair valuation determinations for investments held by the Fund. In performing these determinations, the Valuation Designee utilizes a Valuation Committee comprised of individuals assigned by the Adviser. The Valuation Designee oversees the implementation of the Valuation Procedures and may consult with representatives from the Fund’s outside legal counsel or other third-party consultants in their discussions and deliberations. In addition, the Fund may engage an independent third-party valuation specialist to assist in valuing such securities in certain circumstances where a market price is not readily available.

In accordance with Rule 2a-5 promulgated under the ’40 Act, the Board has appointed the Adviser as the Fund’s Valuation designee (the “Valuation Designee”) and has assigned to the Adviser general responsibility for determining the value of the Fund’s underlying investments. In that role, the Adviser has established a committee (the “Valuation Committee”) that oversee the valuation of the Fund’s investments pursuant to procedures adopted by the Adviser. Underlying private investments are valued based on the Valuation Designee’s assessment and valuation determination of the underlying private investments. For these private investments, the Valuation Designee may use practical expedient or determine fair value under ASC 820 hierarchy determine its own proprietary valuation (level 3). See Note 4 below for more information on valuation and ASC 820.

Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Where available, fair value is based on observable market prices or parameters or derived from such prices or parameters. Where observable prices or inputs are not available, valuation models are applied. These valuation techniques involve some level of management estimation and judgment, the degree of which is dependent on the price transparency for the instruments or market and the instruments’ complexity for disclosure purposes.

Public Investments are generally valued using prices provided by independent pricing services or obtained from other sources, such as broker-dealer quotations. Exchange-traded instruments generally are valued at the last reported sales price or official closing price on an exchange, if available. Independent pricing services typically value non-exchange traded instruments utilizing a range of market-based inputs and assumptions, including market quotations obtained from broker-dealers making markets in such instruments, cash flows and transactions for comparable instruments. Debt instruments are typically valued based on such market quotations. In validating market quotations, the Valuation Committee considers different factors such as the source and the nature of the quotation in order to determine whether the quotation represents fair value. The Valuation Committee makes use of reputable financial information providers in order to obtain the relevant quotations. Short-term debt securities, which have a maturity date of 60 days or less, and of sufficient credit quality, are valued at amortized cost.

SKK Access Income Fund

Notes to the Financial Statements (Unaudited) (Continued)

December 31, 2023

(2) Significant Accounting Policies (Continued)

In pricing certain instruments, particularly less liquid and lower quality securities, the pricing services may consider information about a security, its issuer or market activity provided by the Adviser.

(b)	Investment Transactions

Investment transactions are accounted for as of the trade date for financial reporting purposes. Realized gains and losses are calculated on a specific identified cost basis.

(c)	Income Recognition

The Fund recognizes income from underlying private investments based upon distributions from such investments. Distributions reflect underlying investment income recognized as earned. The Fund recognizes income on the accrual methodology for public investments. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date.

(d)	Foreign Currency Translation

The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each NAV period. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Fund does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statement of Operations. The Fund may invest in foreign currency denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statement of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statement of Operations.

(e)	Organization Costs

Organization costs consist of costs incurred to establish the Fund and enable it legally to do business. The Fund incurred Organization costs of $31,800 associated with commencing operations. These costs are amortized over the Fund’s first twelve months of operations.

(f)	Income Taxes

The Fund intends to comply with the requirements of Subchapter M of the Code applicable to regulated investment companies and to distribute substantially all its taxable income to its Shareholders. Therefore, no provision for federal income tax is required. The Fund will file tax returns with the U.S. Internal Revenue Service and various states. The Fund may be subject to taxes imposed by countries which it invests. Such taxes are generally based on income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation, as applicable, as the income is earned or capital gains are recorded. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in interest expense and penalties in other expenses in the Statement of Operations.

SKK Access Income Fund

Notes to the Financial Statements (Unaudited) (Continued)

December 31, 2023

(2)	Significant Accounting Policies (Continued)

(f)	Income Taxes (Continued)

As of December 31, 2023, the cost and related gross unrealized appreciation and depreciation for tax purposes were as follows:

Cost of investments for tax purposes	$83,140,569

Gross tax unrealized appreciation	2,415,371
Gross tax unrealized (depreciation)	(921,559)
Net tax unrealized appreciation / (depreciation) on investments	$1,493,812

As of December 31, 2023, the Fund has capital loss carryforwards of short-term character of $228,081. These losses do not expire.

(g)	Distribution of Income and Gains

Income distributions and capital gain distributions are determined in accordance with the Fund’s distribution policies and income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Fund’s annual financial statements presented under U.S. GAAP. If the Fund determines or estimates, as applicable, that a portion of a distribution may be comprised of amounts from sources other than net investment income in accordance with its policies, accounting records (if applicable), and accounting practices, the Fund will notify Shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, the Fund determines or estimates, as applicable, the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is determined or estimated, as applicable, that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between the Fund’s daily internal accounting records and practices, the Fund’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, the Fund’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Final determination of a distribution’s tax character will be provided to Shareholders when such information is available. Distributions classified as a tax basis return of capital at the Fund’s fiscal year end, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital on the Statement of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital on the Statement of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

During the six months ended December 31, 2023, the Fund distributed a total of $4,792,330 ordinary income during the fiscal year.

In accordance with GAAP, the Fund may record classifications in the capital accounts, if necessary. These reclassifications have no impact on the net asset value of the Fund and are designed generally to present the distributable earnings and paid-in- capital on a tax basis which is considered more informative to the shareholder. There were no reclassifications made as of December 31, 2023.

Pursuant to the dividend reinvestment plan established by the Fund (the “DRIP”), participation in the DRIP is not automatic. Shareholders must affirmatively elect on a Subscription Agreement to participate in the DRIP. Shareholders who elect not to participate in the DRIP will receive all distributions in cash paid to the Shareholder of record (or, if the Shares are held in street or other nominee name, then to such nominee). Under the DRIP, the Fund's distributions to Shareholders are reinvested in full and fractional shares.

SKK Access Income Fund

Notes to the Financial Statements (Unaudited) (Continued)

December 31, 2023

(h)	Repurchase Offers

The Fund, from time to time, may provide liquidity to Shareholders by offering to repurchase Shares pursuant to written tenders by Shareholders ("Repurchase Offers"). Repurchase Offers will be made at such times, in such amounts and on such terms as may be determined by the Board, in its sole discretion. Shareholders tendering Shares for repurchase must do so by a date specified in the notice describing the terms of the Repurchase Offer, which will precede the date that the Shares to be repurchased are valued by the Fund. Shareholders that elect to tender their Shares in the Fund will not know the price at which such Shares will be repurchased until such valuation date.

The Adviser will recommend to the Board (subject to the Board’s discretion) that the Fund offer to repurchase Shares from Shareholders generally on a semi-annual basis. The Adviser expects that, generally, it will recommend to the Board that each semi-annual Repurchase Offer should apply to no more than 5% of the net assets of the Fund, although the Adviser may recommend that a greater or lesser amount be repurchased at their discretion. The Adviser also may recommend that the Board approve repurchases of Fund Shares more frequently than semi-annually.

During the six months ended December 31, 2023, the Fund completed one Repurchase Offer which commenced on October 5, 2023 and expired on November 2, 2023. Final results of the Repurchase Offer were 517,271 shares repurchased at a Net Asset Value of $9.77 per share.

(i)	Purchase Offers

The Fund may accept direct orders for initial and additional purchase of shares. Good order purchases are effective as of the first business day of each calendar quarter.

(j)	Indemnifications

Under the Fund’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In the normal course of business, the Fund enters into contracts that contain a variety of representations and that provide general indemnifications. The Fund’s maximum liability exposure under these arrangements is unknown, as future claims that have not yet occurred may be made against the Fund. However, management expects the risk of loss to be remote.

(3)	Agreements

The Fund has entered into an Investment Advisory Agreement with the Adviser. In consideration of the advisory and other services provided by the Adviser to the Fund, the Fund will pay the Adviser a management fee (the “Management Fee”) at the annual rate of 0.65% of the average daily Managed Assets of the Fund. “Managed Assets” includes the value of all securities, loans and the amount of any leverage (portfolio or structural) the Fund may have, minus operating expenses of the Fund. During the six months ended December 31, 2023, the Fund incurred a Management Fee of $258,883.

PPB Capital Partners, LLC (or its designee) (“Fund Administrator”) serves as the Fund’s administrator, fund accountant, and transfer agent and performs certain administration, accounting, and investor services for the Fund. In consideration for these services, the Fund pays Fund Administrator a fee based on the average net assets of the Fund (subject to certain minimums) and will reimburse the Fund Administrator for out-of-pocket expenses.

Fifth Third Bank, National Association, serves as the Fund’s custodian.

CCO Technology, LLC d/b/a Joot (“Joot”) provides compliance consulting services, including an external Chief Compliance Officer role. Under a compliance consulting agreement, Joot is paid a fixed monthly fee for its services.

SKK Access Income Fund

Notes to the Financial Statements (Unaudited) (Continued)

December 31, 2023

(4)	Fair Value of Investments

Investments may be carried at fair value, to the extent necessary. The fair value of the Fund’s assets and liabilities that qualify as financial instruments approximates the carrying amounts presented in the Statement of Assets and Liabilities. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund uses a three-tier hierarchy to distinguish between (a) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (b) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the fair value of the Fund’s investments.

The inputs are summarized in the three broad levels listed below:

●	Level 1 – quoted prices in active markets for identical investments

●	Level 2 – quoted prices for similar investments in active markets; quoted prices for identical or similar investments in markets that are not considered active; observable inputs other than observable quoted prices for the asset or liability; or inputs derived principally from or corroborated by observable market data

●	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments) that reflect the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, developed based on the best information available given the circumstances

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments.

The Valuation Procedures provide that the Fund will value its investments in Private Markets Investment Funds and direct private equity investments at fair value. The fair value of such investments as of each Determination Date ordinarily will be the capital account value of the Fund’s interest in such investments as provided by the relevant Private Markets Investment Fund manager as of or prior to the relevant Determination Date; provided that such values will be adjusted for any other relevant information available at the time the Fund values its portfolio, including capital activity and material events occurring between the reference dates of the Private Markets Investment Fund manager’s valuations and the relevant Determination Date.

A meaningful input in the Fund’s Valuation Procedures will be the valuations provided by the Private Markets Investment Fund managers. Specifically, the value of the Fund’s investment in Private Markets Investment Funds generally will be valued using the “practical expedient,” in accordance with Accounting Standards Codification (ASC) Topic 820, based on the valuation provided to the Adviser by the Private Markets Investment Fund in accordance with the Private Markets Investment Fund’s own valuation policies. Generally, Private Markets Investment Fund managers value investments of their Private Markets Investment Funds at their market price if market quotations are readily available. In the absence of observable market prices, Private Markets Investment Fund managers value investments using valuation methodologies applied on a consistent basis. For some investments little market activity may exist. The determination of fair value by Private Markets Investment Fund managers is then based on the best information available in the circumstances and may incorporate management’s own assumptions and involves a significant degree of judgment, taking into consideration a combination of internal and external factors, including the appropriate risk adjustments for nonperformance and liquidity risks. Investments for which market prices are not observable include private investments in the equity of operating companies, real estate properties or certain debt positions.

The actual returns realized by a Private Markets Investment Fund on the disposition of its investments, and thus the returns realized by the Fund on its investment in such Private Markets Investment Fund, will depend on, among other factors, future operating results, the value of the assets and market conditions at the time of disposition, any related transaction costs and the timing and manner of sale, all of which may differ from the assumptions on which the Private Markets Investment Fund manager’s valuations are based. The Adviser and the Fund have no oversight or control over the implementation of a Private Markets Investment Fund manager’s valuation process.

In reviewing the valuations provided by Private Markets Investment Fund managers, the Valuation Procedures require the consideration of all relevant information reasonably available at the time the Fund values its portfolio. The Adviser will consider such information and may conclude in certain circumstances that the information provided by the Private Markets Investment Fund manager does not represent the fair value of a particular Private Markets Investment Fund or direct private equity.

SKK Access Income Fund

Notes to the Financial Statements (Unaudited) (Continued)

December 31, 2023

In accordance with the Valuation Procedures, the Adviser will consider whether it is appropriate, in light of all relevant circumstances, to value such interests based on the net asset value reported by the relevant Private Markets Investment Fund manager, or whether to adjust such value to reflect a premium or discount to such NAV. Any such decision will be made in good faith, and subject to the review and supervision of the Board.

The following is a summary of the inputs used as of December 31, 2023 in valuing the Fund’s investments carried at fair value:

Security Classification (a)	Level 1	Level 2	Level 3	Investments Valued at NAV (c)	Total
Investments
Private Financing	$-	$-	$7,634,092	$-	$7,634,092
Private Funds	-	-	4,754,042	67,105,235	71,859,277
Short-Term Investments (b)	5,141,012	-	-	-	5,141,012
Total Investments	$5,141,012	$-	$12,388,134	$67,105,235	$84,634,381
Futures Contracts
Unrealized depreciation on open futures contracts	$(261,375)	$-	$-	$-	$(261,375)
Total Futures Contracts	$(261,375)	$-	$-	$-	$(261,375)

(a)	As of the period ended December 31, 2023, the Fund held no securities that were considered to be “Level 3” securities (those valued using significant unobservable inputs).

(b)	All money market funds held in the Fund are Level 1 securities. For a detailed break-out of security by industry, please refer to the Schedule of Investments.

(c)	The Fund's investments in underlying funds are measured using NAV as a practical expedient and not categorized within the fair value hierarchy.

	Oceana Australian Fixed Income Trust Class A Notes		Oceana Australian Fixed Income Trust Class B Notes		Orthogon Partners Fund III, L.P.	Sound Point Discovery Fund, LLC	Total
Beginning Balance	$6,946,522		$-		$2,100,983	$3,000,000	$12,047,505
Cost of Purchases			7,514,276	(b)	-	-	7,514,276
Unrealized Appreciation/Depreciation	67,754	(a)	119,816	(a)	(455,985)	109,044	(159,371)
Proceeds from Sales	(7,014,276	)(b)	-		-	-	(7,014,276)
Ending Balance:	$-		$7,634,092		$1,644,998	$3,109,044	$12,388,134

(a)	Security is valued at cost. Unrealized appreciation is based on fx gain on currency translation.

(b)	Class A Notes converted to Class B Notes on September 27, 2023. The Fund additionally purchased another $500,000 in principal of Class B notes on the same day.

(5)	Derivative Transactions

The Fund may buy or sell futures to increase exposure to the market, hedge market exposure of an existing portfolio, or decrease overall market exposure. The Adviser may invest in futures in this way to achieve a desired portfolio exposure. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker) and are recorded within Deposit with Brokers on the Statement of Assets and Liabilities. During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a monthly basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the fund’s Statement of Operations.

SKK Access Income Fund

Notes to the Financial Statements (Unaudited) (Continued)

December 31, 2023

The fair value of derivative instruments, not accounted for as hedging instruments, as reported within the Statement of Assets and Liabilities as of December 31, 2023, for the Fund was as follows:

		Fair Value
Type of Derivative	Commodity Risk	Asset Derivatives	Liability Derivatives	Average Monthly Notional Value During the Period Ended December 31, 2023 (a)
Future Contracts	Unrealized appreciation/depreciation of open future contracts	$-	$261,375	$7,778,462

(a)	The Fund considers the average monthly notional amounts during the year, categorized by primary underlying risk, to be representative of its derivate activities for the period ended December 31, 2023.

For the six months ended December 31, 2023, financial derivative instruments had the following effect on the Statement of Operations for the Fund:

Type of Derivative	Realized Gain/(Loss)	Change in Unrealized Appreciation / (Depreciation)
Future Contracts	$275,949	$(411,316)
Total	$275,949	$(411,316)

(6)	Investment Transactions and Associated Risks

For the period ended December 31, 2023, cost of purchases and proceeds from sales of portfolio securities and U.S. Government securities, other than short-term investments, amounted to the following:

U.S. Government Obligations		All Other
Purchases	Sales	Purchases	Sales
$-	$-	$6,057,835	$(1,417,846)

Associated Risks - The Fund’s investments expose it to various risks. For further information on the Fund’s risks, please refer to the Fund’s prospectus and statement of additional information.

(7)	Risks and Uncertainties

Investment in the Fund is speculative and involves substantial risks, including the risk of loss of a Shareholder’s entire investment. No guarantee or representation is made that the Fund will achieve its investment objective, and investment results may vary substantially from year to year.

Investor Eligibility and Restrictions on Transferability and Resale - Shares will be issued solely in private placement transactions that do not involve any “public offering” within the meaning of Section 4(2) of the Securities Act of 1933, as amended (the "Securities Act") and analogous exemptions under state securities laws. Investment in the Fund may be made only by entities that are “accredited investors” within the meaning of Regulation D under the Securities Act. Shares are subject to substantial restrictions on transferability and resale and may not be transferred or resold except as permitted under the Securities Act and applicable state securities laws, pursuant to registration or exemption therefrom and subject to the restrictions described in the Fund's prospectus. Shares will not be listed on a public exchange. An investment in the Fund may not be suitable for investors who may need the money they invest in a specified timeframe.

SKK Access Income Fund

Notes to the Financial Statements (Unaudited) (Continued)

December 31, 2023

Sector Risk - To the extent the Fund focuses its investments, from time to time, in a particular sector, the Fund will be subject to a greater degree to the risks specific to that sector. Market conditions, interest rates, and economic, regulatory, or financial developments could significantly affect a single sector to a greater extent than if the Fund’s investments were diversified across different sectors.

Market Disruption and Geopolitical Events - Geopolitical and other events, such as war, terrorist attacks, natural disasters, epidemics, or pandemics could result in unplanned or significant securities market closures, volatility or declines. Russia’s recent military invasion of Ukraine and the resulting broad-ranging economic sanctions imposed by the United States and other countries may continue to disrupt securities markets and adversely affect global economies and companies, thereby decreasing the value of the Fund’s investments. Additionally, sudden or significant changes in the supply or prices of commodities or other economic inputs may have material and unexpected effects on both global securities markets and individual countries, regions, industries, or companies, which could reduce the value of the Fund’s investments.

(8)	Subsequent Events

The Fund accepted purchases of Shares in the amount of $3,562,000 subsequent to December 31, 2023.

The Board of Trustees (the “Board”) for the SKK Access Income Fund has approved a conversion of the Fund’s administrator, fund accountant, and transfer agent from PPB Capital Partners, LLC to UMB Fund Services, Inc., which is expected to be effective on or around March 15, 2024. Additionally, also expected to be effective on or around March 15, 2024, the Board has elected (i) Richard Blair of SKK to replace Brendan Lake as a trustee and Chairman of the Board and Frank Burke as President and Chief Executive Officer of the Fund and (ii) John Bosco of SKK to replace Marco DiMemmo as Chief Financial Officer and Treasurer of the Fund.

The Fund noted no other subsequent events that require disclosure in or adjustment to the Financial Statements.

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 844-434-6843 and on the SEC website www.sec.gov. The Fund is required to file how it voted proxies related to portfolio securities during the most recent 12-month period ended December 31. The information is available without charge, upon request, by calling 844-434-6843, on the SEC’s website www.sec.gov.

Quarterly Portfolio Schedule

The Fund also files a complete schedule of portfolio holdings with the SEC for the Fund’s first and third fiscal quarters on Form N- PORT. The Fund’s Form N-PORT reports are available on the SEC’s website at http://www.sec.gov.

INVESTMENT ADVISER

Shepherd Kaplan Krochuk, LLC

53 State Street, 23rd Floor

Boston, MA 02109

LEGAL COUNSEL

Practus, LLP

11300 Tomahawk Creek Pkwy, Ste 310

Leawood, KS 66211

ADMINISTRATOR, ACCOUNTANT, AND TRANSFER AGENT

UMB Fund Services, Inc.

235 West Galena Street

Milwaukee, WI 53212

CUSTODIAN

Fifth Third Bank, N.A.

38 Fountain Square Plaza

Cincinnati, OH 45202

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Tait, Weller & Baker LLP

Two Liberty Place

50 South 16th Street, Suite 2900

Philadelphia, PA 19102

SKK Access Income Fund

Expense Example (Unaudited)

December 31, 2023

As a shareholder of the Fund, you pay ongoing expenses, such as advisory fees, and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested and held for the entire period from July 1, 2023 through December 31, 2023.

Actual Expenses

The “Actual” columns in the table below provide information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Examples for Comparison Purposes

The “Hypothetical” columns in the table below provide information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales loads, or redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

			Actual		Hypothetical
	Fund's Annualized Expense Ratio	Beginning Account Value 7/1/2023	Ending Account Value 12/31/2023	Expenses Paid During Period*	Ending Account Value 12/31/2023	Expenses Paid During Period*
SKK Access Income Fund	1.43%	$1,000.00	$1,032.85	$7.45	$1,018.00	$7.27

*	Expenses Paid During Period are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184 days and divided by 365 (to reflect the number of days in the period ending December 31, 2023).

Item 2. Code of Ethics.

(a)	As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant,

(3)	Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)	Accountability for adherence to the code.

(c)	Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)	Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e)	The Code of Ethics is not posted on the Registrant’ website.

(f)	N/A

Item 3. Audit Committee Financial Expert.

(a)	The Registrant’s board of trustees has determined that Mr. Sellers is audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Sellers is independent for purposes of this Item 3. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert pursuant to this Item does not affect the duties, obligations, or liability of any other member of the audit committee or Board of Trustees.

Item 4. Principal Accountant Fees and Services.

N/A for semiannual report

Item 5. Audit Committee of Listed Companies.

N/A

Item 6. Schedule of Investments.

Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.

The Fund is required to file Form N-PX with its complete proxy voting record for the twelve months ended June 30, 2023, no later than August 31 of each year. The Fund did not vote any proxies during the period March 14, 2023 through June 30, 2023.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

The Fund is managed by the Adviser’s investment committee (the “Investment Committee”) which is primarily responsible for their day-to-day management. The Investment Committee is comprised of David Shepherd and Richard Blair.

David Shepherd

Founder, Managing Member

Mr. Shepherd is an owner and a member of the Management Board of Shepherd Kaplan Krochuk. He has the primary responsibility for the Institutional Advisory Practice. He oversees the Wealth Management investment research and fiduciary consulting resources, and heads the proprietary systems development strategy alongside the Adviser’s in-house technology team. Mr. Shepherd co-chairs the Adviser’s Investment Committee and works closely with the Research Committee. Mr. Shepherd has more than 25 years of experience in investment research, product development and consulting to the pension, endowment, foundation and family office marketplace. He advises the Investment Committees of numerous corporations on investment policy design, monitoring regimens and fiduciary compliance. Mr. Shepherd is on the boards of Etiometry Inc., Cristcot LLC, and the Make-A-Wish Foundation. He holds a degree in Economics and Finance from Boston University.

Richard Blair, CFA®, CAIA®

Senior Vice President, Research

Richard Blair is Senior Vice President of Research for the Adviser, with primary responsibility for developing investment strategy and alternative investment research. He conducts research on capital markets, securities analysis, macroeconomics, investment strategies and portfolio construction for institutional, endowment & foundation, and high-net-worth clients. Mr. Blair leads qualitative and quantitative due diligence of alternative investment managers and strategies. Mr. Blair is a member of the Firm’s Research Committee and assists the Firm’s Investment Committee. Prior to joining the Adviser, Mr. Blair contributed to asset allocation, portfolio construction, and manager selection for the Amherst College Investment Office. He is a graduate of the University of Delaware, a CFA charterholder, and a CAIA charterholder.

Item 9. Purchases of Equity Securities by Closed-End Funds.

N/A

Item 10. Submission of Matters to a Vote of Security Holders.

Vote of security holders is included under item 1.

Item 11. Controls and Procedures.

(a)	Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)	There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-Ended Management Investment Companies.

N/A

Item 13. Exhibits.

(a)(1)	N/A

(a)(2)	Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3)	N/A

(b)	Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SKK Access Income Fund

/s/ Richard Blair
By Richard Blair
Principal Executive Officer
Date: June 14, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the registrant and in the capacities and on the date indicated.

/s/ Richard Blair
By Richard Blair
Principal Executive Officer
Date: June 14, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the registrant and in the capacities and on the date indicated.

/s/ John Bosco
By John Bosco
Treasurer and Principal Financial Officer
Date: June 14, 2024